Rising Rates Opportunity ProFund®

Prospectus

May 1, 2003

as revised August 21, 2003

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ProFunds

R I S I N G  R A T E S  O P P O R T U N I T Y  P R O F U N D®

Investment Objective. Rising Rates Opportunity ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. Rising Rates Opportunity ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. Rising Rates OpportunityProFund will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in Rising Rates Opportunity ProFund are market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

An investment in Rising Rates Opportunity ProFund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Rising Rates Opportunity ProFund is not guaranteed to achieve its investment objective, and an investment in Rising Rates Opportunity ProFund could lose money. Rising Rates Opportunity ProFund is not a complete investment program.

For more information on Rising Rates Opportunity ProFund’s investment strategies and risks, including a description of the terms listed in bold, please refer to “Strategies and Risks” later in this Prospectus.

Fund Performance. Because Rising Rates Opportunity ProFund commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee (This charge may be waived at the discretion of ProFunds.)     $10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RRPIX)	Service Class (RRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.19%	1.19%

Total Annual ProFund Operating Expenses	1.94%	2.94%

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$197	$609	$1,047	$2,264

Service Class	$297	$910	$1,548	$3,261

S T R A T E G I E S   A N D   R I S K S

More on Strategies: In seeking to achieve Rising Rates Opportunity ProFund’s investment objective of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that Rising Rates Opportunity ProFund should hold to approximate the performance of its benchmark.

The investment objective of Rising Rates Opportunity ProFund is non-fundamental and may be changed without shareholder approval. Rising Rates Opportunity ProFund reserves the right to substitute a different index or security for the security underlying its benchmark. ProFund Advisors does not invest the assets of Rising Rates Opportunity ProFund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional security research or analysis, or forecast market movement or trends, in managing the assets of Rising Rates Opportunity ProFund. Rising Rates Opportunity ProFund is designed to correspond to a multiple of the inverse of the daily performance of its benchmark security – whether the benchmark security is rising or falling. Rising Rates Opportunity ProFund seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction. Rising Rates Opportunity ProFund also does not take temporary defensive positions. Rising Rates Opportunity ProFund does not seek to provide correlation with its benchmark over a period of time other than daily because mathematical compounding prevents Rising Rates Opportunity ProFund from achieving such results.

Rising Rates Opportunity ProFund takes positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, its benchmark. In addition to Rising Rates Opportunity ProFund’s principal investment strategy, Rising Rates Opportunity ProFund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Important Concepts and Definitions:

This section describes important concepts that may be unfamiliar to an investor.

➢	Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

➢	Financial Instruments Rising Rates Opportunity ProFund may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. Rising Rates Opportunity ProFund may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to its benchmark index or security. Financial instruments may also be used to produce economically “leveraged” investment results.

➢	Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

➢	Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.

➢	Leverage and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment’s value. Swap agreements, borrowing, futures contracts, short sales, and options on securities indexes and futures contracts all may be used to create leverage. Rising Rates Opportunity ProFund employs leveraged investment techniques for investment purposes.

➢	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

➢	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

➢	Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.

➢	Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.

➢	Selling Short is selling a security, usually borrowed, and buying it back at a later date.

➢	Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.

➢	Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

➢	U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

More On Risks: Like all investments, Rising Rates Opportunity ProFund entails risks. Many factors affect the value of an investment in Rising Rates Opportunity ProFund. The factors most likely to have a significant impact on Rising Rates Opportunity ProFund’s portfolio are called “principal risks.” The principal risks for Rising Rates Opportunity ProFund are identified in Rising Rates Opportunity ProFund’s description and are described below. Rising Rates Opportunity ProFund may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about Rising Rates Opportunity ProFund, its investment strategies and related risks.

In addition to the general risks described above, all of the following risks (except Concentration Risk) are principal risks of the Rising Rates Opportunity ProFund:

Active Investor Risk. ProFund Advisors expects a significant portion of the assets of Rising Rates Opportunity ProFund to come from professional money managers and investors who use ProFunds as part of “market timing” investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses and generating taxable short-term capital gains. In addition, large movements of assets into and out of Rising Rates Opportunity ProFund may negatively impact Rising Rates Opportunity ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, Rising Rates Opportunity ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk. Rising Rates Opportunity ProFund uses investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques, particularly when used to create leverage, may expose Rising Rates Opportunity ProFund to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the benchmark security. The use of aggressive investment techniques may also expose Rising Rates Opportunity ProFund to risks different from, or possibly greater than, the risks associated with investing directly in Rising Rates Opportunity ProFund’s benchmark security, including: 1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount Rising Rates Opportunity ProFund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and Rising Rates Opportunity ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust Rising Rates Opportunity ProFund’s position in a particular instrument when desired.

Concentration Risk. Concentration risk results from maintaining exposure to issuers conducting business in specific market or industry sectors, and the risk that those issuers (or market sector) will perform poorly and therefore negatively impact Rising Rates Opportunity ProFund.

Correlation Risk. A number of factors may affect Rising Rates Opportunity ProFund’s ability to achieve a high correlation with its benchmark, and there can be no guarantee that Rising Rates Opportunity ProFund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent Rising Rates Opportunity ProFund from achieving its investment objective. The following factors, including fees, expenses and income items, may adversely affect Rising Rates Opportunity ProFund’s correlation with its benchmark. Rising Rates Opportunity ProFund may invest in securities or in other financial instruments not included in its benchmark. Rising Rates Opportunity ProFund may be subject to large movements of assets into and out of Rising Rates Opportunity ProFund and may receive information on purchases and redemptions into or out of Rising Rates Opportunity ProFund after the relevant exchange or market closes, potentially resulting in Rising Rates Opportunity

ProFund being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in Rising Rates Opportunity ProFund being unable to buy or sell certain securities or financial instruments. In such circumstances, Rising Rates Opportunity ProFund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

Debt Instrument Risk. Rising Rates Opportunity ProFund invests principally, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in Rising Rates Opportunity ProFund to decrease.

Interest Rate Risk. Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk. Shareholders in Rising Rates Opportunity ProFund should lose money when its benchmark security rises – a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which Rising Rates Opportunity ProFund invests, Rising Rates Opportunity ProFund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent Rising Rates Opportunity ProFund from limiting losses or realizing gains.

Market Risk. Rising Rates Opportunity ProFund is subject to market risks that will affect the value of its shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in Rising Rates Opportunity ProFund should lose value on days when its benchmark security increases.

Non-Diversification Risk. Rising Rates Opportunity ProFund is classified as “non-diversified” under the federal securities laws. It has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting its daily objective. This would make the performance of Rising Rates Opportunity ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to Rising Rates Opportunity ProFund because its performance is intended to match the performance of a single security.

Repurchase Agreement Risk. Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, Rising Rates Opportunity ProFund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or Rising Rates Opportunity ProFund may have difficulty exercising rights to the collateral.

Short Sale Risk. Selling short is a technique that may be employed by Rising Rates Opportunity ProFund to seek gains when its benchmark security declines or to adjust investment exposure to a benchmark index. If Rising Rates Opportunity ProFund buys back the security at a price lower than the price at which it sold the security plus interest incurred, Rising Rates Opportunity ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, Rising Rates Opportunity ProFund will incur a negative return (loss) on the transaction. Rising Rates Opportunity ProFund’s use of short sales involves additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of Rising Rates Opportunity ProFund and may lower Rising Rates Opportunity ProFund’s return or result in a loss.

Volatility Risk. Rising Rates Opportunity ProFund is subject to volatility risk because it seeks to achieve an inverse multiple of the daily price performance of its benchmark security. Therefore, it experiences greater volatility than the security underlying its benchmark and thus has the potential for greater losses.

G E N E R A L P R O F U N D S I N F O R M A T I O N

CALCULATING SHARE PRICES

Rising Rates Opportunity ProFund calculates its daily share price on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day and as provided below.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If Rising Rates Opportunity ProFund’s portfolio investments trade in markets on days when Rising Rates Opportunity ProFund’s principal trading market(s) is closed, Rising Rates Opportunity ProFund’s net asset value may vary on days when investors cannot purchase or redeem shares.

Rising Rates Opportunity ProFund determines the net asset value per share of each class of its shares by dividing the market value of the assets attributable to the class, less the liabilities attributable to the class, by the number of the class’s outstanding shares.

Rising Rates Opportunity ProFund’s assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if Rising Rates Opportunity ProFund sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. For example, if the Bond Market Association recommends an early close of the bond markets, Rising Rates Opportunity ProFund may also close early.

DIVIDENDS AND DISTRIBUTIONS

Rising Rates Opportunity ProFund intends to declare and distribute to its shareholders annually all of the year’s net investment income and net capital gains. Rising Rates Opportunity ProFund will reinvest these distributions in additional shares of Rising Rates Opportunity ProFund making the distribution unless a shareholder has written to request a direct cash distribution. As a general policy, ProFunds does not announce dividend distribution dates in advance.

Rising Rates Opportunity ProFund declares and distributes net investment income, if any, and net capital gains, if any, at least annually. Rising Rates Opportunity ProFund may declare an additional capital gains distribution if such a distribution would be in the best interest of the shareholders of Rising Rates Opportunity ProFund.

Please keep in mind:

➢	Dividend and distribution proceeds will be reinvested in additional shares of Rising Rates Opportunity ProFund making the distribution unless you have requested in writing that proceeds be paid to you by check.

➢	By selecting the direct cash distribution option, the shareholder agrees to the following conditions:

➢	Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested on the date of cancellation into the appropriate class of Rising Rates Opportunity ProFund from which such distribution was paid; and

➢	Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of Rising Rates Opportunity ProFund from which such dividend or distribution would have been paid unless subsequent distribution checks have been cashed.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for more information. You should rely on your own tax advisor about the particular federal, state, local and foreign tax consequences to you of investing in Rising Rates Opportunity ProFund.

Rising Rates Opportunity ProFund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. ProFund shareholders may be subject to tax on the dividends they receive. Rising Rates Opportunity ProFund expects to distribute all or substantially all of its income and gains to shareholders every year. Shareholders will generally be subject to tax on dividends regardless of how long they have held ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested. Dividends generally will be taxable as either ordinary income or long-term capital gain. For example, if Rising Rates Opportunity ProFund designates a particular distribution as a long-term capital gain distribution, it will be taxable to shareholders at their long-term capital gain rate. Dividends may also be subject to state and local taxes.

If shareholders sell or redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, generally depending upon how long they have held the shares. An exchange out of Rising Rates Opportunity ProFund is generally considered as a sale of Rising Rates Opportunity ProFund.

Every year the ProFunds will send shareholders tax information on the dividends and distributions for the previous year.

The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

Please keep in mind:

➢	Whether a distribution by Rising Rates Opportunity ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is long-term capital gain of Rising Rates Opportunity ProFund, not on how long an investor has owned shares of Rising Rates Opportunity ProFund.

➢	Dividends and distributions declared by Rising Rates Opportunity ProFund in October, November or December of one year and paid in January of the next year may be taxable in the year Rising Rates Opportunity ProFund declared them.

➢	As with all mutual funds, Rising Rates Opportunity ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide Rising Rates Opportunity ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse Rising Rates Opportunity ProFund for any penalty that the IRS may impose.

Please see the Statement of Additional Information for more information. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their tax advisors about federal, state, local and foreign tax consequences of investment in Rising Rates Opportunity ProFund.

P R O F U N D S  M A N A G E M E N T

BOARD OF TRUSTEES AND OFFICERS

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the ProFunds, including Rising Rates Opportunity ProFund, and provides investment advice and management services to the ProFunds. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. As investment adviser to Rising Rates Opportunity ProFund, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of Rising Rates Opportunity ProFund. ProFund Advisors bears the costs of providing advisory services. Rising Rates Opportunity ProFund will report annual advisory fees paid once it has a full calendar year of operations.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund, except Money Market ProFund, is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund (other than Money Market ProFund) for such services. Rising Rates Opportunity ProFund will report fees paid for such services once it has a full calendar year of operations.

S H A R E H O L D E R  S E R V I C E S  G U I D E

CONTACTING PROFUNDS

By telephone:                 (888) 776-3637 or (614) 470-8122 – for individual investors

                               (888) 776-5717 – a phone line dedicated for use by institutions and financial professionals only

By mail:                          ProFunds

                                         P.O. Box 182800

                                        Columbus, OH 43218-2800

By overnight mail:         ProFunds

                               c/o BISYS Fund Services

                               3435 Stelzer Road

                               Columbus, OH 43219

MINIMUM INVESTMENTS

➢	$5,000 for discretionary accounts controlled by a financial professional.

➢	$15,000 for self-directed accounts controlled directly by investors.

These minimums apply to all ProFund accounts, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain brokerage or wrap programs. In addition, each ProFund may waive or lower purchase or account minimums in other circumstances. ProFunds reserves the right to reject or refuse, at its discretion, any order for the purchase of a ProFund’s shares in whole or in part.

CLASSES OF SHARES

ProFunds offer two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly from ProFunds Distributors, Inc. Service Class Shares are available for purchase through an authorized financial professional.

DISTRIBUTION AND SERVICE (12b-1) FEES

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., Rising Rates Opportunity ProFund may pay financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution related activities with respect to Service Class Shares and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

ProFund Advisors or other service providers, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating ProFunds Distributors, Inc. and other third parties for distribution related activities or the provision of shareholder services not otherwise covered by the Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Plan be reduced or eliminated from time to time, ProFund Advisors or other service providers may agree, in their sole discretion, to fund the resulting shortfall in Plan payments to financial intermediaries.

OTHER FEES

Investor Class Shares and Service Class Shares may bear fees payable to intermediaries or financial institutions for provision of record keeping, sub-accounting services and other investor services not otherwise performed by the transfer agent or other service provider.

OPENING YOUR PROFUNDS ACCOUNT

By mail:

➢	Complete an application for the appropriate share class. Send the application, along with a check payable to “ProFunds,” to the mail address above.

➢	If the application does not designate a specific ProFund, your investment will be made in Money Market ProFund, which is described in another prospectus. Unless you later direct ProFunds to (1) purchase shares of another ProFund or (2) redeem shares of Money Market ProFund and return the proceeds (including any dividends earned) to you, ProFunds will treat your inaction as approval of the purchase of Money Market ProFund. If the application does not designate a share class, your investment will be made in the Investor Class. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks and credit card checks are not accepted. Third-party checks are generally not accepted for initial investment. All purchases must be made in U.S. dollars drawn on a U.S. bank.

By wire transfer:

➢	Complete an application and fax it to ProFunds at (800) 782-4797 (toll-free) or (614) 470-8718.

➢	Call ProFunds at (888) 776-3637 (toll-free) or (614) 470-8122 to: a) confirm receipt of the faxed application, b) request your new account number, c) inform ProFunds of the amount to be wired and d) receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

➢	After receiving your confirmation number, instruct your bank to transfer money by wire to:

Huntington Bank

Columbus, OH

Routing/ABA #: 044000024

ProFunds DDA # 01892150549

For further credit to: Your name, the name of the ProFund(s), and your ProFunds account number.

Confirmation number: The confirmation number given to you by the ProFunds’ representative.

Send the original, signed application to ProFunds at the mail or overnight address above under “Contacting ProFunds.”

Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a transaction request in good order until the wire transfer has been received by ProFunds. ProFunds is not responsible for transfer errors by the sending or receiving bank. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:30 p.m. Eastern time. ProFunds will not be liable for any loss incurred due to a wire transfer not having been received.

Although ProFunds does not charge for wire receipt, your bank may charge a fee to send or receive wires.

Establishing Accounts For Tax-Sheltered Retirement Plans

The ProFunds sponsor several types of Individual Retirement Accounts (“IRAs”), tax-sheltered annuities (TSAs or 403(b)(7) plans), profit sharing plans, money purchase plans and individual 401(k) plans that enable individual investors to set up retirement savings programs. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Individual 401(k) plans have separate record keeping and reporting fees. For additional information, please visit the ProFunds website, www.profunds.com, or contact ProFunds at (888) 776-3637.

PURCHASING ADDITIONAL PROFUND SHARES

Minimum: The minimum subsequent purchase amount is $100.

By mail: Send a check payable to “ProFunds” to the mailing address above. Write the name of the ProFund in which you wish to invest and your account number on the check. Please include an investment slip, which is attached to your transaction confirmation statement, for the appropriate ProFund. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted. All purchases must be made in U.S. dollars drawn on a U.S. bank.

By wire transfer:

➢	Call ProFunds at (888) 776-3637 (toll-free) or (614) 470-8122. Inform ProFunds of your account number, the amount to be wired, and the ProFund(s) in which you wish to invest. You will then be given a confirmation number for your purchase order.

➢	After receiving your confirmation number, instruct your bank to transfer money by wire to:

Huntington Bank

Columbus, OH

Routing/ABA #: 044000024

ProFunds DDA # 01892150549

For further credit to: Your name, the name of the ProFund(s), and your ProFunds account number.

Confirmation number: The confirmation number given to you by the ProFunds’ representative.

Send the original, signed application to ProFunds at the mail or overnight address above under “Contacting ProFunds.”

Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a transaction request in good order until the wire transfer has been received by ProFunds. ProFunds is not responsible for transfer errors by the sending or receiving bank. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:30 p.m. Eastern time. ProFunds will not be liable for any loss incurred due to a wire transfer not having been received.

Although ProFunds does not charge for wire receipt, your bank may charge a fee to send or receive wires.

Procedures for purchasing initial and subsequent shares:

➢	ProFunds prices shares you purchase at the price per share next computed after we (or an authorized financial intermediary) receive your purchase request in good order. To be in good order, a purchase request must include a wire, check or other form of payment, and for new accounts, a properly completed application. ProFunds and ProFunds Distributors, Inc. may reject any purchase request, in whole or in part, for any reason.

➢	Any check or wire order received which does not designate a specific ProFund will be used to purchase shares (i) in your existing ProFund account, if you have an investment in only one ProFund, or (ii) in Money Market ProFund Investor Class (described in another prospectus), if you have more than one ProFund investment. Unless you later direct ProFunds to (i) purchase shares of another ProFund or (ii) redeem shares of Money Market ProFund and return the proceeds (including any dividends earned) to you, ProFunds will treat your inaction as approval of the purchase of Money Market ProFund. If the wire or check cannot be identified, it may be rejected and returned. Checks submitted to ProFunds will be automatically deposited upon receipt. Applications and other paperwork submitted with such payment will be promptly reviewed. In the event such additional information is not in good order, any amount deposited will be refunded by check no later than ten days from receipt of such payment to allow adequate time for the original check to clear through the banking system. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, or an existing active ProFund account, or for checks or wires being returned.

➢	A wire purchase is considered in good order only if (i) you have called ProFunds under the procedures described above and (ii) ProFunds receives and accepts your wire between 8:00 a.m. and 3:30 p.m., Eastern time. Wires received after ProFunds’ wire processing times will be processed as of the next time that wire orders are processed. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off times will be adjusted accordingly.

➢	If your purchase is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the ProFund.

EXCHANGING PROFUND SHARES

Shareholders can, free of charge and without limitation of frequency or maximum amount, exchange shares of either class of Rising Rates Opportunity ProFund for shares of either class of another publicly available ProFund. Before exchanging into a ProFund, obtain and read its prospectus. ProFunds can only honor exchanges between accounts registered in the same name, and having the same address and taxpayer identification number.

ProFunds accepts exchange orders by phone, in writing or through the Internet. You will need to specify the number of shares, or the percentage or dollar value of the shares you wish to exchange, and the ProFunds (and classes of shares) involved in the transaction.

By mail: Send a letter to ProFunds at the address above indicating (i) the account number, (ii) the dollar amount or share amount of the exchange, and (iii) the ProFund you are exchanging from and the ProFund you are exchanging into. If the account contains ProFunds of both classes, also indicate the class of each ProFund. Sign the letter. In certain circumstances, ProFunds require a signature guarantee. See “Signature Guarantee.”

By telephone: Rising Rates Opportunity ProFund accepts exchange orders by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time. If the primary exchange or market on which Rising Rates Opportunity ProFund transacts business closes early, the above times except the 8:00 a.m. beginning time, will be adjusted accordingly.

Neither the ProFunds, ProFunds Distributors, Inc. nor ProFunds’ transfer agent will be responsible for any loss, liability, cost, or expense resulting from processing telephone exchanges believed to be authentic if they follow reasonable security procedures.

Exchanges by telephone can only be processed by specific dollar amount or specific share amount.

The ProFunds may terminate the ability to exchange ProFund shares via the telephone at any time, in which case you may continue to exchange shares by other means.

By Internet: Shareholders may transact exchanges of shares of the ProFunds at ProFunds’ website (www.profunds.com). To access this service through the website, click on the “Access Account” icon. Next, select the button for “individual account.” You will be prompted to enter your social security number. Follow the instructions to establish your Personal Identification Number (PIN) which will allow you to execute exchanges between ProFunds and access ProFunds account information. Rising Rates Opportunity ProFund accepts exchange orders via the ProFunds’ website trading service at any time except between 3:55 p.m. and 4:30 p.m., Eastern time. If the primary exchange or market on which Rising Rates Opportunity ProFund transacts business closes early, the above times will be adjusted to five minutes prior to and 30 minutes after a scheduled early close. When making an Internet transaction, please make sure you receive and record your confirmation number.

Internet exchange transactions are extremely convenient, but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any loss, liability, cost or expense resulting from unauthorized Internet transactions if they follow reasonable security procedures. If you or your intermediary make exchange requests by the Internet, you will generally bear the risk of loss.

The ProFunds may terminate the ability to exchange ProFund shares on its website at any time, in which case you may exchange shares by other means.

By Interactive Voice Response System (IVR): Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

In person: See contact information under “Redeeming ProFund Shares.”

Please keep in mind when exchanging shares:

➢	An exchange actually is a redemption (sale) of shares of one ProFund and a purchase of shares of another ProFund. Exchanges may have tax consequences for you.

➢	Before exchanging into a ProFund, please read the Prospectus.

➢	Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange purchase. You will be responsible for any loss if there are insufficient funds available to cover the purchase due to a decline in the value of the ProFund from which you are exchanging.

➢	The minimum exchange for self-directed accounts is $1,000 or, if less, the account’s current value.

➢	The redemption and purchase will be processed at the next-calculated net asset values of the respective ProFunds after the ProFunds have received your exchange request in good order.

➢	Other ProFunds may have different telephone and internet exchange privileges.

REDEEMING PROFUND SHARES

You may redeem all or part of your shares at the net asset value next determined after we (or an authorized financial intermediary) receive your redemption request in good order.

Phone Redemptions

Rising Rates Opportunity ProFund receives redemption orders by phone between 8:00 a.m. and 3:50 p.m. Eastern time and between 4:40 p.m. and 9:00 p.m. Eastern time. If the primary exchange or market on which Rising Rates Opportunity ProFund transacts business closes early, the above times, except the 8:00 a.m. beginning time, will be adjusted accordingly.

The ProFunds may terminate the receipt of redemption orders by telephone at any time, in which case you may redeem shares by other means.

Written Redemptions

To redeem all or part of your shares in writing, your request must include the following information for each ProFund redemption:

➢	the name of the ProFund(s),

➢	the account number(s),

➢	the dollar amount or number of shares being redeemed,

➢	the name(s) of the account owners, and

➢	the signature(s) of all registered account owners. In certain circumstances, you will be required to have these signatures guaranteed. See “Signature Guarantee.”

➢	your daytime telephone number.

In Person

You may redeem shares in person at:

ProFunds	ProFunds Distributors, Inc.	ProFunds Distributors, Inc.
c/o BISYS Fund Services	3435 Stelzer Road	7501 Wisconsin Avenue
3435 Stelzer Road	Columbus, Ohio 43219	Suite 1000
Columbus, Ohio 43219		Bethesda, Maryland 20814

between 9:00 a.m. and 4:00 p.m., Eastern time, Monday through Friday on every day on which the ProFunds calculate their net asset values.

Wire Redemptions

If you have established the wire redemption option on your account, your redemption proceeds will be wired directly into the bank account you have designated. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds to request the appropriate form.

Automated Clearing House (ACH) Redemptions

If you have established the ACH redemption option on your account, your redemption proceeds will be sent to your bank via ACH. Funds sent through ACH should reach your bank in two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds to request the appropriate form. (This authorization will remain in effect until you give ProFunds written notice of its termination.)

Receiving Your Redemption Proceeds

By check: Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record. You may request a check to be sent to a third party or to a different address in writing. Such a request requires a signature guarantee. See “Signature Guarantee.”

By wire or ACH: Your telephone, written, or in person redemption order may also request that proceeds be sent to your bank account by wire or via the ACH. If the proceeds are to be sent to a bank account other than the bank account you have previously established on your ProFunds account, you must make the request in writing with the signatures of all registered owners guaranteed. See “Signature Guarantees.”

Please keep in mind when redeeming shares:

➢	Redemptions from self-directed accounts must be for at least $1,000 or, if less, for the account’s entire current value. Following a redemption, the remaining account balance needs to be above the applicable minimum investment.

➢	ProFunds normally remit redemption proceeds within seven days of redemption. For redemption of shares purchased by check or Automatic Investment, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the purchase payment.

➢	ProFunds will remit payment of telephone redemptions only to the address or bank of record on the account application. You must submit, in writing, a request for payment to any other address, along with a signature guarantee from a financial service organization.

➢	To redeem shares in a retirement account, your request must be in writing on a retirement distribution form. Call the ProFunds to request a retirement distribution form or download the form from the ProFunds’ website at www.profunds.com.

➢	Other ProFunds may have different telephone redemption privileges.

Involuntary Redemptions: ProFunds reserves the right to redeem involuntarily an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. In addition, a request for a partial redemption by an investor whose account balance is below the minimum investment amount or a request for partial redemption by an investor that would bring the account below the minimum investment amount may be treated as a request for a complete redemption of the account.

Suspension of Redemptions: Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors.

OTHER SERVICES AND IMPORTANT INFORMATION

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA shareholders over 70½ years of age.

Signature Guarantee

Certain redemption requests must include a signature guarantee. The redemption request must be in writing and include a signature guarantee for each registered account owner if any of the following apply:

➢	Your account address has changed within the last 10 business days.

➢	A check is being mailed to a different address than the one on your account.

➢	A check or wire is being made payable to someone other than the account owner.

➢	Redemption proceeds are being transferred to an account with a different registration.

➢	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account for at least 10 business days.

➢	Other unusual situations as determined by ProFunds’ transfer agent.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange.

About Telephone Transactions

It may be difficult to reach ProFunds by telephone during periods of heavy market activity or other times. If you are unable to reach us by telephone, consider sending written instructions.

You may initiate numerous transactions by telephone. Please note, however, that neither the ProFunds, ProFunds Distributors Inc., nor the ProFunds’ agents will be responsible for losses, liabilities, costs or expenses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. If you do not want the ability to initiate transactions by telephone, call ProFunds for instructions.

About Internet Transactions

It may be difficult to transact over the Internet during times of heavy market activity or other times of heavy Internet usage, either at ProFunds or at your Internet service provider. Technological difficulties may also make the use of the Internet slow or unavailable at times. If you are unable to process a trade via the Internet, consider sending written instructions.

Excess Exchanges or Redemptions

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in Rising Rates Opportunity ProFund (either due to excess, uncancelled transactions or market movement), some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchange purchases cancelled due to insufficient exchange redemption proceeds.

Financial Intermediaries

Financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemptions orders will be deemed to have been received by ProFunds when an authorized financial intermediary accepts the orders and will be priced at the net asset value next computed after acceptance by the authorized financial intermediary. Your financial intermediary has the responsibility to transmit your orders promptly and may specify different transaction order cut-off times than those described in this Prospectus. In addition, they may impose additional restrictions or charge fees not described in this Prospectus.

F I N A N C I A L  H I G H L I G H T S

The following tables provide a picture of the performance of each share class of Rising Rates Opportunity ProFund since inception through December 31, 2002.

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in Rising Rates Opportunity ProFund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds appear in the annual report of the ProFunds for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

F I N A N C I A L  H I G H L I G H T S

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

RISING RATES OPPORTUNITY PROFUND

	INVESTOR CLASS
	FOR THE PERIOD MAY 1, 2002(a) THROUGH DECEMBER 31, 2002
Net Asset Value, Beginning of period	$30.00

INVESTMENT ACTIVITIES:
Net investment income/(loss)	(0.09	)(b)
Net realized and unrealized gains/(losses) on investments and swap contracts	(5.35)

Total income/(loss) from investment activities	(5.44)

Net Asset Value, End of Period	$24.56

Total Return	(18.13	)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year	$9,219,990
Ratio of expenses to average net assets	1.94	%(d)
Ratio of net investment income/(loss) to average net assets	(0.54	)%(d)
Portfolio turnover(e)	—

	SERVICE CLASS
	FOR THE PERIOD MAY 1, 2002(a) THROUGH DECEMBER 31, 2002
Net Asset Value, Beginning of Period	$30.00

INVESTMENT ACTIVITIES:
Net investment income/(loss)	(0.27	)(b)
Net realized and unrealized gains/(losses) on investments and swap contracts	(5.23)

Total income/(loss) from investment activities	(5.50)

Net Asset Value, End of Period	$24.50

Total Return	(18.33	)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year	$1,956,262
Ratio of expenses to average net assets	2.94	%(d)
Ratio of net investment income/(loss) to average net assets	(1.56	)%(d)
Portfolio turnover(e)	—

(a)	Commencement of operations
(b)	Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Additional information about certain investments of Rising Rates Opportunity ProFund is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Rising Rates Opportunity ProFund in ProFunds’ current Statement of Additional Information, dated May 1, 2003. The SAI has been filed electronically with the Securities and Exchange Commission (SEC) and information relating to the Rising Rates Opportunity ProFund is incorporated by reference into, and is legally a part of, this Prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds, write us at:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors

(888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

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INNOVATIONS IN INDEXING®